EXHIBIT 99.1

CUSIP NO. 881448203

AGREEMENT OF JOINT FILING

The undersigned hereby agree that they are filing jointly pursuant to Rule 13d-1(k)(1) of the Securities and Exchange Act of 1934, as amended, with respect to the shares of Common Stock, par value $0.001 per share, of Terremark Worldwide, Inc.   Each of the undersigned further agrees and acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED: October 9, 2007	REPORTING PERSON:

Cyrte Investments B.V.
/s/ Gaylord Macnack
By: Gaylord Macnack, attorney-in-fact*

Cyrte Investments GP I B.V.
/s/ Gaylord Macnack
By: Gaylord Macnack, attorney-in-fact*

Cyrte Fund I C.V.
/s/ Gaylord Macnack
By: Gaylord Macnack, attorney-in-fact*

Aviva plc
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Aviva Group Holdings Limited
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Aviva International Insurance Limited
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Aviva Insurance Limited
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Aviva International Holdings Limited
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

CGU International Holdings B.V.
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Delta Lloyd N.V.
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

* Signed pursuant to powers of attorney, dated July 30, 2006, August 3, 2006 and January 18, 2007, included as Exhibit 99.2 to the statement on Schedule 13D filed with the Securities and Exchange Commission on January 19, 2007 by the Reporting Persons and incorporated by reference herein.

** Signed pursuant to powers of attorney, dated October 2, 2007 and October 8, 2007, included as Exhibit 99.2 to this Amendment No. 8 to the statement on Schedule 13D filed with the Securities and Exchange Commission.